SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS

In August 2019, we paid a distribution of $0.4042 per common unit in respect of the quarter ended June 30, 2019, to unitholders of record as of August 7, 2019 amounting to $28.7 million in the aggregate. We also paid a cash distribution of $0.546875 per Series A Preferred Unit in respect of the period from May 15, 2019 through August 14, 2019 to unitholders of record as of August 8, 2019, amounting to $3.0 million in the aggregate.

In August 2019, we repurchased a total of 153,728 units under the common unit repurchase program for an aggregate cost of $1.6 million. In accordance with the provisions of the Partnership Agreement, all common units repurchased are deemed canceled and not outstanding, with immediate effect.